Exhibit 99.1

Financial Information

As previously disclosed in McCormick’s Annual Report on Form 10-K for the year ended November 30, 2018, we have adopted two new accounting pronouncements in the first quarter of fiscal year 2019 on a retrospective basis. In order to provide comparability to our fiscal year 2019 results, we are furnishing the previously reported historical financial information included herein, recast to reflect the retrospective adoption of these new accounting pronouncements summarized below:

(a) In May 2014, the FASB issued ASU No. 2014-09 Revenue from Contracts with Customers (Topic 606), which supersedes previous revenue recognition guidance. Under this new guidance, companies apply a principles-based five-step model to recognize revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration for which the company expects to be entitled to in exchange for those goods or services. The model encompasses the following steps: (1) determination of whether a contract – an agreement between two or more parties that creates legally enforceable rights and obligations – exists; (2) identification of the performance obligations in the contract; (3) determination of the transaction price; (4) allocation of the transaction price to the performance obligations in the contract; and (5) recognition of revenue when (or as) the performance obligation is satisfied. The new revenue recognition guidance allows companies to account for shipping and handling activities that occur before and after the customer has obtained control of a product as fulfillment activities rather than as a promised service; and we have applied this accounting policy election. In addition, the new revenue guidance requires that customer payments be accounted for as a reduction in the transaction price unless the payment to a customer is in exchange for a distinct good or service. The adoption of this standard did not affect and is not expected to affect the timing of our recognition of revenue.

Upon adoption of ASU 2014-09 in fiscal 2019, we made the following changes to our revenue recognition accounting policy and disclosure practices. We classify shipping and handling expenses as a component of cost of goods sold rather than our prior practice of recording these costs as a component of selling, general and administrative expense. Also, we classify all payments to direct and indirect customers, including certain trade funds used for cooperative advertising and displays, as a reduction of revenue. Prior to our adoption of ASU 2014-09, we presented certain of those payments as brand marketing support costs and included as a component of selling, general and administrative expense. There was no effect on operating income, net income, or basic and diluted earnings per share upon our adoption of ASU 2014-09 in 2019.

(b) In March 2017, the FASB issued ASU No. 2017-07 Compensation—Retirement Benefits (Topic 715)—Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. This guidance revises how employers that sponsor defined benefit pension and other postretirement plans present the net periodic benefit cost in their income statement and requires that the service cost component of net periodic benefit cost be presented in the same income statement line items as other employee compensation costs from services rendered during the period. Of the components of net periodic benefit cost, only the service cost component will be eligible for asset capitalization. The other components of the net periodic benefit cost must be presented separately from the line items that include the service cost and outside of any subtotal of operating income on the income statement. The new standard was effective as of December 1, 2018, the beginning of our fiscal year 2019 and was applied on a retrospective basis. Adoption of the new standard solely impacts classification within our Consolidated Statements of Income, with no change to net income or basic and diluted earnings per share.

* * * * *

The accompanying financial information should be read in conjunction with McCormick’s Annual Report on Form 10-K for the year ended November 30, 2018, including the Audited Consolidated Financial Statements and related notes, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Forward-Looking Information, and Risk Factors contained therein.

Consolidated Financial Information for the Years ended November 30, 2018, 2017 and 2016
The following provides our consolidated results of operations for the years ended November 30, 2018, 2017 and 2016 on an as “Previously Reported” basis and, after reflecting the retrospective adoption of the Revenue Recognition ASU and Pension ASU, on a “Recast” basis

Consolidated Statement of Income
For the Year Ended November 30, 2018
(in millions, except per share data)

		(Unaudited)
		Accounting Changes
	Previously Reported	Revenue Recognition	Pension	(Unaudited) Recast
Net sales	$5,408.9	$(106.1)	$—	$5,302.8
Cost of goods sold	3,037.3	173.7	2.7	3,213.7
Gross profit	2,371.6	(279.8)	(2.7)	2,089.1
Selling, general and administrative expense	1,429.5	(279.8)	9.5	1,159.2
Transaction and integration expenses (related to RB Foods acquisition)	22.5	—	—	22.5
Special charges	16.3	—	—	16.3
Operating income	903.3	—	(12.2)	891.1
Interest expense	174.6	—	—	174.6
Other income, net	12.6	—	12.2	24.8
Income from consolidated operations before income taxes	741.3	—	—	741.3
Income tax (benefit)	(157.3)	—	—	(157.3)
Net income from consolidated operations	898.6	—	—	898.6
Income from unconsolidated operations	34.8	—	—	34.8
Net income	$933.4	$—	$—	$933.4
Earnings per share – basic	$7.10	$—	$—	$7.10
Earnings per share – diluted	$7.00	$—	$—	$7.00

Consolidated Statement of Income
For the Year Ended November 30, 2017
(in millions, except per share data)

		(Unaudited)
		Accounting Changes
	Previously Reported	Revenue Recognition	Pension	(Unaudited) Recast
Net sales	$4,834.1	$(103.8)	$—	$4,730.3
Cost of goods sold	2,823.9	111.0	1.4	2,936.3
Gross profit	2,010.2	(214.8)	(1.4)	1,794.0
Selling, general and administrative expense	1,244.8	(214.8)	1.2	1,031.2
Transaction and integration expenses (related to RB Foods acquisition)	40.8	—	—	40.8
Special charges	22.2	—	—	22.2
Operating income	702.4	—	(2.6)	699.8
Interest expense	95.7	—	—	95.7
Other debt costs	15.4	—	—	15.4
Other income, net	3.5	—	2.6	6.1
Income from consolidated operations before income taxes	594.8	—	—	594.8
Income tax expense	151.3	—	—	151.3
Net income from consolidated operations	443.5	—	—	443.5
Income from unconsolidated operations	33.9	—	—	33.9
Net income	$477.4	$—	$—	$477.4
Earnings per share – basic	$3.77	$—	$—	$3.77
Earnings per share – diluted	$3.72	$—	$—	$3.72

Consolidated Statement of Income
For the Year Ended November 30, 2016
(in millions, except per share data)

		(Unaudited)
		Accounting Changes
	Previously Reported	Revenue Recognition	Pension	(Unaudited) Recast
Net sales	$4,411.5	$(97.6)	$—	$4,313.9
Cost of goods sold	2,579.8	91.2	(1.2)	2,669.8
Gross profit	1,831.7	(188.8)	1.2	1,644.1
Selling, general and administrative expense	1,175.0	(188.8)	(7.2)	979.0
Special charges	15.7	—	—	15.7
Operating income	641.0	—	8.4	649.4
Interest expense	56.0	—	—	56.0
Other income (expense), net	4.2	—	(8.4)	(4.2)
Income from consolidated operations before income taxes	589.2	—	—	589.2
Income tax expense	153.0	—	—	153.0
Net income from consolidated operations	436.2	—	—	436.2
Income from unconsolidated operations	36.1	—	—	36.1
Net income	$472.3	$—	$—	$472.3
Earnings per share – basic	$3.73	$—	$—	$3.73
Earnings per share – diluted	$3.69	$—	$—	$3.69

Business Segment Results for the Years ended November 30, 2018, 2017 and 2016
As more fully described in Note 15 of notes to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended November 30, 2018, we operate in two business segments: consumer and flavor solutions. The consumer and flavor solutions segments manufacture, market and distribute spices, seasoning mixes, condiments and other flavorful products throughout the world. Our consumer segment sells to retail channels, including grocery, mass merchandise, warehouse clubs, discount and drug stores, and e-commerce under the “McCormick” brand and a variety of brands around the world, including “French's,” “Frank's RedHot,” “Lawry’s,” “Zatarain’s,” “Simply Asia,” “Thai Kitchen,” “Ducros,” “Vahiné,” “Schwartz,” “Club House,” “Kamis,” “Kohinoor,” "DaQiao," "Drogheria & Alimentari," "Stubb's" and "Gourmet Garden." Our flavor solutions segment sells to food manufacturers and the foodservice industry both directly and indirectly through distributors.

In each of our segments, we produce and sell many individual products which are similar in composition and nature. With their primary attribute being flavor, we regard the products within each of our segments to be fairly homogenous. It is impracticable to segregate and identify sales and profits for each of these individual product lines.

Historically we have measured segment performance based on operating income excluding special charges as this activity is managed separately from the business segments. Beginning in 2017, we also exclude transaction and integration expenses related to our acquisition of RB Foods from our measure of segment performance as these expenses are similarly managed separately from the business segments. These transaction and integration expenses excluded from our segment performance measure include the amortization of the acquisition-date fair value adjustment of inventories that was included in cost of goods sold, costs directly associated with that acquisition and costs associated with integrating the RB Foods business.

Segment sales and operating income excluding special charges and, for 2018 and 2017, transaction and integration expenses, recast to reflect our retrospective adoption as of December 1, 2018, of the Revenue Recognition ASU and Pension ASU, for the years ended November 30 follow:

(millions)	Consumer	Flavor Solutions	Total
2018
Net sales	$3,247.0	$2,055.8	$5,302.8
Operating income excluding special charges and transaction and integration expenses	637.1	292.8	929.9
2017
Net sales	$2,901.6	$1,828.7	$4,730.3
Operating income excluding special charges and transaction and integration expenses	562.4	221.3	783.7
2016
Net sales	$2,686.8	$1,627.1	$4,313.9
Operating income excluding special charges	496.4	169.0	665.4

A reconciliation of operating income excluding special charges and, for 2018 and 2017, transaction and integration expenses to operating income, recast to reflect our retrospective adoption as of December 1, 2018, of the Revenue Recognition ASU and Pension ASU, for the years ended November 30 follows:

(millions)	Consumer	Flavor Solutions	Total
2018
Operating income excluding special charges and transaction and integration expenses	$637.1	$292.8	$929.9
Less: Special charges	10.0	6.3	16.3
Less: Transaction and integration expenses	15.0	7.5	22.5
Operating income	$612.1	$279.0	$891.1
2017
Operating income excluding special charges and transaction and integration expenses	$562.4	$221.3	$783.7
Less: Special charges	15.3	6.9	22.2
Less: Transaction and integration expenses included in cost of goods sold	13.6	7.3	20.9
Less: Other transaction and integration expenses	27.1	13.7	40.8
Operating income	$506.4	$193.4	$699.8
2016
Operating income excluding special charges	$496.4	$169.0	$665.4
Less: Special charges included in cost of goods sold	0.3	—	0.3
Less: Other special charges	8.9	6.8	15.7
Operating income	$487.2	$162.2	$649.4

Consolidated Financial Information for Each of the Quarters in the Year Ended November 30, 2018
The following provides our unaudited consolidated results of operations for each quarter in the year ended November 30, 2018. Our consolidated results of operations for each of the quarters in the year ended November 30, 2018 are shown on an as “Previously Reported” basis and, after reflecting the retrospective adoption of the Revenue Recognition ASU and Pension ASU, on a “Recast” basis.

Unaudited Consolidated Statement of Income
For the Quarter Ended February 28, 2018
(in millions, except per share data)

		Accounting Changes
	Previously Reported	Revenue Recognition	Pension	Recast
Net sales	$1,237.1	$(21.7)	$—	$1,215.4
Cost of goods sold	717.1	41.5	0.6	759.2
Gross profit	520.0	(63.2)	(0.6)	456.2
Selling, general and administrative expense	325.4	(63.2)	2.0	264.2
Transaction and integration expenses (related to RB Foods acquisition)	8.7	—	—	8.7
Special charges	2.2	—	—	2.2
Operating income	183.7	—	(2.6)	181.1
Interest expense	41.8	—	—	41.8
Other income, net	1.5	—	2.6	4.1
Income from consolidated operations before income taxes	143.4	—	—	143.4
Income tax (benefit)	(271.1)	—	—	(271.1)
Net income from consolidated operations	414.5	—	—	414.5
Income from unconsolidated operations	8.1	—	—	8.1
Net income	$422.6	$—	$—	$422.6
Earnings per share – basic	$3.22	–	–	$3.22
Earnings per share – diluted	$3.18	–	–	$3.18

Unaudited Consolidated Statement of Income
For the Quarter Ended May 31, 2018
(in millions, except per share data)

		Accounting Changes
	Previously Reported	Revenue Recognition	Pension	Recast
Net sales	$1,327.3	$(26.0)	$—	$1,301.3
Cost of goods sold	752.1	43.2	0.6	795.9
Gross profit	575.2	(69.2)	(0.6)	505.4
Selling, general and administrative expense	367.3	(69.2)	2.5	300.6
Transaction and integration expenses (related to RB Foods acquisition)	7.8	—	—	7.8
Special charges	8.4	—	—	8.4
Operating income	191.7	—	(3.1)	188.6
Interest expense	44.2	—	—	44.2
Other income, net	1.5	—	3.1	4.6
Income from consolidated operations before income taxes	149.0	—	—	149.0
Income tax expense	33.1	—	—	33.1
Net income from consolidated operations	115.9	—	—	115.9
Income from unconsolidated operations	7.4	—	—	7.4
Net income	$123.3	$—	$—	$123.3
Earnings per share – basic	$0.94	$—	$—	$0.94
Earnings per share – diluted	$0.93	$—	$—	$0.93

Unaudited Consolidated Statement of Income
For the Quarter Ended August 31, 2018
(in millions, except per share data)

		Accounting Changes
	Previously Reported	Revenue Recognition	Pension	Recast
Net sales	$1,345.3	$(27.1)	$—	$1,318.2
Cost of goods sold	750.4	44.7	0.6	795.7
Gross profit	594.9	(71.8)	(0.6)	522.5
Selling, general and administrative expense	353.0	(71.8)	2.5	283.7
Transaction and integration expenses (related to RB Foods acquisition)	5.6	—	—	5.6
Special charges	3.3	—	—	3.3
Operating income	233.0	—	(3.1)	229.9
Interest expense	44.7	—	—	44.7
Other income, net	1.7	—	3.1	4.8
Income from consolidated operations before income taxes	190.0	—	—	190.0
Income tax expense	24.9	—	—	24.9
Net income from consolidated operations	165.1	—	—	165.1
Income from unconsolidated operations	8.4	—	—	8.4
Net income	$173.5	$—	$—	$173.5
Earnings per share – basic	$1.32	$—	$—	$1.32
Earnings per share – diluted	$1.30	$—	$—	$1.30

Unaudited Consolidated Statement of Income
For the Quarter Ended November 30, 2018
(in millions, except per share data)

		Accounting Changes
	Previously Reported	Revenue Recognition	Pension	Recast
Net sales	$1,499.2	$(31.3)	$—	$1,467.9
Cost of goods sold	817.7	44.3	0.9	862.9
Gross profit	681.5	(75.6)	(0.9)	605.0
Selling, general and administrative expense	383.8	(75.6)	2.5	310.7
Transaction and integration expenses (related to RB Foods acquisition)	0.4	—	—	0.4
Special charges	2.4	—	—	2.4
Operating income	294.9	—	(3.4)	291.5
Interest expense	43.9	—	—	43.9
Other income, net	7.9	—	3.4	11.3
Income from consolidated operations before income taxes	258.9	—	—	258.9
Income tax expense	55.8	—	—	55.8
Net income from consolidated operations	203.1	—	—	203.1
Income from unconsolidated operations	10.9	—	—	10.9
Net income	$214.0	$—	$—	$214.0
Earnings per share – basic	$1.62	$—	$—	$1.62
Earnings per share – diluted	$1.60	$—	$—	$1.60

Business Segment Results for Each of the Quarters in the Year Ended November 30, 2018
The following represents our segment sales and operating income excluding special charges and transaction and integration expenses for each of the quarters in the year ended November 30, 2018, recast to reflect our retrospective adoption as of December 1, 2018, of the Revenue Recognition ASU and Pension ASU:

(millions)	Consumer	Flavor Solutions	Total
Quarter Ended February 28, 2018
Net sales	$744.6	$470.8	$1,215.4
Operating income excluding special charges and transaction and integration expenses	130.5	61.5	192.0
Quarter Ended May 31, 2018
Net sales	$768.8	$532.5	$1,301.3
Operating income excluding special charges and transaction and integration expenses	129.1	75.7	204.8
Quarter Ended August 31, 2018
Net sales	$772.4	$545.8	$1,318.2
Operating income excluding special charges and transaction and integration expenses	152.0	86.8	238.8
Quarter Ended November 30, 2018
Net sales	$961.2	$506.7	$1,467.9
Operating income excluding special charges and transaction and integration expenses	225.5	68.8	294.3

A reconciliation of operating income excluding special charges and transaction and integration expenses to operating income for each quarter in the year ended November 30, 2018, recast to reflect our retrospective adoption as of December 1, 2018, of the Revenue Recognition ASU and Pension ASU, is as follows:

(millions)	Consumer	Flavor Solutions	Total
Quarter Ended February 28, 2018
Operating income excluding special charges and transaction and integration expenses	$130.5	$61.5	$192.0
Less: Special charges	1.0	1.2	2.2
Less: Transaction and integration expenses	5.8	2.9	8.7
Operating income	$123.7	$57.4	$181.1
Quarter Ended May 31, 2018
Operating income excluding special charges and transaction and integration expenses	$129.1	$75.7	$204.8
Less: Special charges	5.4	3.0	8.4
Less: Transaction and integration expenses	5.2	2.6	7.8
Operating income	$118.5	$70.1	$188.6
Quarter Ended August 31, 2018
Operating income excluding special charges and transaction and integration expenses	$152.0	$86.8	$238.8
Less: Special charges	2.2	1.1	3.3
Less: Transaction and integration expenses	3.8	1.8	5.6
Operating income	$146.0	$83.9	$229.9
Quarter Ended November 30, 2018
Operating income excluding special charges and transaction and integration expenses	$225.5	$68.8	$294.3
Less: Special charges	1.4	1.0	2.4
Less: Transaction and integration expenses	0.2	0.2	0.4
Operating income	$223.9	$67.6	$291.5

Non-GAAP Financial Measures on a Recast Basis for the Years ended November 30, 2018, 2017 and 2016 and for Each of the Quarters in the Year Ended November 30, 2018
The following tables include financial measures of adjusted gross profit, adjusted gross profit margin, adjusted operating income, adjusted operating income margin, adjusted income tax expense, adjusted income tax rate, adjusted net income and adjusted diluted earnings per share. These financial measures also exclude, for 2018, the net non-recurring income tax benefit of $301.5 million related to the U.S. Tax Act as these items significantly impact comparability between years. These represent non-GAAP financial measures which are prepared as a complement to our financial results prepared in accordance with United States generally accepted accounting principles. These financial measures exclude the impact, as applicable, of the following:

•
Special charges –  Special charges consist of expenses associated with certain actions undertaken by the company to reduce fixed costs, simplify or improve processes, and improve our competitiveness and are of such significance in terms of both up-front costs and organizational/structural impact to require advance approval by our Management Committee, comprised of our Chairman, President and Chief Executive Officer; Executive Vice President and Chief Financial Officer; President, Global Flavor Solutions Segment and McCormick International; President, Global Consumer Segment and Americas; Senior Vice President, Human Relations; and Senior Vice President, Business Transformation. Upon presentation of any such proposed action (including details with respect to estimated costs, which generally consist principally of employee severance and related benefits, together with ancillary costs associated with the action that may include a non-cash component or a component which relates to inventory adjustments that are included in cost of goods sold; impacted employees or operations; expected timing; and expected savings) to the Management Committee and the Committee’s advance approval, expenses associated with the approved action are classified as special charges upon recognition and monitored on an ongoing basis through completion.

•
Transaction and integration expenses associated with the RB Foods acquisition – Beginning in 2017, we revised our non-GAAP measures to exclude certain costs associated with our acquisition of RB Foods in August of 2017 and its subsequent integration into the company. We made this change because of the significance of the RB Foods acquisition and, therefore, the impact on the comparability of our results of the costs associated with the acquisition and subsequent integration. Such costs, which we refer to as “transaction and integration expenses” include the impact of the acquisition-date fair value adjustment for inventory, transaction costs associated with the acquisition, integration costs following the acquisition, and the bridge financing costs. In our income statement, we include the impact of the fair value adjustment for inventory in cost of goods sold, the bridge financing cost in other debt costs, and present all other transaction and integration costs associated with the RB Foods acquisition in our income statement on the line, "Transaction and integration expenses (related to RB Foods acquisition)." The size of this acquisition and related costs distinguishes it from our past, recent and smaller acquisitions, the costs of which have not been excluded from our non-GAAP financial measures.

•
Income taxes associated with the U.S. Tax Act – In connection with the enactment of the U.S. Tax Act in December 2017, we recorded a net income tax benefit of $301.5 million during the year ended November 30, 2018, which includes the impact of the tax benefit from revaluation of net U.S. deferred tax liabilities based on the new lower corporate income tax rate and the tax expense associated with the one-time transition tax on previously unremitted earnings of non-U.S. subsidiaries.

Details with respect to the composition of transaction and integration expenses (including other debt costs), special charges and income taxes associated with the U.S. Tax Act recorded for the periods and in the amounts set forth below are included in notes 2, 3 and 12, respectively, of the financial statements included in our Annual Report on Form 10-K for the year ended November 30, 2018.

We believe that these non-GAAP financial measures are important. The exclusion of the items noted above provides additional information that enables enhanced comparisons to prior periods and, accordingly, facilitates the development of future projections and earnings growth prospects. This information is also used by management to measure the profitability of our ongoing operations and analyze our business performance and trends.

These non-GAAP financial measures may be considered in addition to results prepared in accordance with GAAP, but they should not be considered a substitute for, or superior to, GAAP results. In addition, these non-GAAP financial measures may not be comparable to similarly titled measures of other companies because other companies may not calculate them in the same manner that we do. We intend to continue to provide these non-GAAP financial measures as part of our future earnings discussions and, therefore, the inclusion of these non-GAAP financial measures will provide consistency in our financial reporting.

A reconciliation of these non-GAAP measures to GAAP financial results for the years ended November 30, 2018, 2017 and 2016, recast to reflect our retrospective adoption as of December 1, 2018, of the Revenue Recognition ASU and Pension ASU, is provided below (in millions, except per share data):

	2018	2017	2016
Gross profit (as recast)	$2,089.1	$1,794.0	$1,644.1
Impact of special charges, transaction and integration expenses included in cost of goods sold	—	20.9	0.3
Adjusted gross profit (as recast)	$2,089.1	$1,814.9	$1,644.4
Adjusted gross profit margin (1) (as recast)	39.4%	38.4%	38.1%

Operating income (as recast)	$891.1	$699.8	$649.4
Impact of special charges, transaction and integration expenses included in cost of goods sold	—	20.9	0.3
Impact of other transaction and integration expenses	22.5	40.8	—
Impact of other special charges	16.3	22.2	15.7
Adjusted operating income (as recast)	$929.9	$783.7	$665.4
Adjusted operating income margin (2) (as recast)	17.5%	16.6%	15.4%

Income tax expense (benefit)	$(157.3)	$151.3	$153.0
Non-recurring benefit, net of the U.S. Tax Act (3)	301.5	—	—
Impact of transaction and integration expenses	4.9	23.6	—
Impact of special charges	3.8	6.4	2.7
Adjusted income tax expense	$152.9	$181.3	$155.7
Adjusted income tax rate(4)	19.6%	26.1%	25.7%

Net income	$933.4	$477.4	$472.3
Impact of transaction and integration expenses	17.6	53.5	—
Impact of special charges	12.5	15.8	13.0
Non-recurring benefit, net of the U.S. Tax Act (3)	(301.5)	—	—
Impact of special charges attributable to non-controlling interests	—	—	(1.9)
Adjusted net income	$662.0	$546.7	$483.4

Earnings per share - diluted	$7.00	$3.72	$3.69
Impact of transaction and integration expenses	0.13	0.42	—
Impact of special charges	0.10	0.12	0.10
Non-recurring benefit, net of the U.S. Tax Act (3)	(2.26)	—	—
Impact of special charges attributable to non-controlling interests	—	—	(0.01)
Adjusted earnings per share - diluted	$4.97	$4.26	$3.78

(1)	Adjusted gross profit margin is calculated as adjusted gross profit as a percentage of net sales for each period presented.
(2)	Adjusted operating income margin is calculated as adjusted operating income as a percentage of net sales for each period presented.
(3)	The non-recurring income tax benefit, net, associated with the U.S. Tax Act is more fully described in note 12 of our Annual Report on Form 10-K for the year ended November 30, 2018.
(4)
Adjusted income tax rate is calculated as adjusted income tax expense as a percentage of income from consolidated operations before income taxes excluding transaction and integration expenses and special charges, or $780.1 million, $694.1 million, and $605.2 million for the years ended November 30, 2018, 2017 and 2016, respectively.

A reconciliation of these non-GAAP measures to GAAP financial results for each of the quarters in the year ended November 30, 2018, recast to reflect our retrospective adoption as of December 1, 2018, of the Revenue Recognition ASU and Pension ASU, is provided below (in millions, except per share data):

Quarter ended	February 28, 2018	May 31, 2018	August 31, 2018	November 30, 2018
Operating income (as recast)	$181.1	$188.6	$229.9	$291.5
Impact of transaction and integration expenses	8.7	7.8	5.6	0.4
Impact of special charges	2.2	8.4	3.3	2.4
Adjusted operating income (as recast)	$192.0	$204.8	$238.8	$294.3
Adjusted operating income margin (1) (as recast)	15.8%	15.7%	18.1%	20.0%

Income tax expense (benefit)	$(271.1)	$33.1	$24.9	$55.8
Non-recurring benefit, net of the U.S. Tax Act (2)	297.9	—	10.3	(6.7)
Impact of transaction and integration expenses	1.8	1.7	1.3	0.1
Impact of special charges	0.6	1.9	0.8	0.5
Adjusted income tax expense	$29.2	$36.7	$37.3	$49.7
Adjusted income tax rate (3)	18.9%	22.2%	18.8%	19.0%

Net income	$422.6	$123.3	$173.5	$214.0
Impact of transaction and integration expenses	6.9	6.1	4.3	0.3
Impact of special charges	1.6	6.5	2.5	1.9
Non-recurring (benefit) expense, net of the U.S. Tax Act (2)	(297.9)	—	(10.3)	6.7
Adjusted net income	$133.2	$135.9	$170.0	$222.9

Earnings per share - diluted	$3.18	$0.93	$1.30	$1.60
Impact of transaction and integration expenses	0.05	0.04	0.04	—
Impact of special charges	0.01	0.05	0.02	0.02
Non-recurring (benefit) expense, net of the U.S. Tax Act (2)	(2.24)	—	(0.08)	0.05
Adjusted earnings per share – diluted	$1.00	$1.02	$1.28	$1.67

(1)	Adjusted operating income margin is calculated as adjusted operating income as a percentage of net sales for each period presented.
(2)
The non-recurring income tax benefit, net, associated with the U.S. Tax Act is more fully described in note 12 of notes to consolidated financial statements included in our Annual Report on Form 10-K for the year ended November 30, 2018. The net tax benefit related to the U.S. Tax Act was provisional and changed during the measurement period, which ended in the quarter ended November 30, 2018, as a result of, among other things, changes in interpretations and assumptions we have made, guidance that may be issued and other actions we may take as a result of the U.S. Tax Act different from that presently assumed.

(3)
Adjusted income tax rate is calculated as adjusted income tax expense as a percentage of income from consolidated operations before income taxes excluding transaction and integration expenses and special charges, or $154.3 million, $165.2 million, $198.9 million and $261.7 million for the quarters ended February 28, 2018, May 31, 2018, August 31, 2018 and November 30, 2018, respectively.

Because we are a multi-national company, we are subject to variability of our reported U.S. dollar results due to changes in foreign currency exchange rates. Those changes have been volatile over the past several years. The exclusion of the effects of foreign currency exchange, or what we refer to as amounts expressed “on a constant currency basis”, is a non-GAAP measure. We believe that this non-GAAP measure provides additional information that enables enhanced comparison to prior periods excluding the translation effects of changes in rates of foreign currency exchange and provides additional insight into the underlying performance of our operations located outside of the U.S. It should be noted that our presentation herein of amounts and percentage changes on a constant currency basis does not exclude the impact of foreign currency transaction gains and losses (that is, the impact of transactions denominated in other than the local currency of any of our subsidiaries in their local currency reported results).

Percentage changes in sales and adjusted operating income expressed in “constant currency” are presented excluding the impact of foreign currency exchange. To present this information for historical periods, current period results for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the average exchange rates in effect during the corresponding period of the prior fiscal year, rather than at the actual average exchange rates in effect during the current fiscal year. As a result, the foreign currency impact is equal to the current year results in local currencies multiplied by the change in the average foreign currency exchange rate between the current fiscal period and the corresponding period of the prior fiscal year.

In fiscal 2019, the Company transferred management responsibility for certain export operations in both its Consumer and Flavor Solutions segments between geographies within each respective segment, shifting from the Americas to the Asia/Pacific regions within each segment, with no change in segment sales or segment profit (which we define as segment operating income excluding special charges and transaction and integration expenses) for either the Consumer or Flavor Solutions segment in total.

Net sales and adjusted operating income growth rates, the impact of foreign currency exchange, and constant currency growth rates, recast to reflect our retrospective adoption as of December 1, 2018, of the Revenue Recognition ASU and Pension ASU and to reflect the effects of the realignment of export operations described in the preceding paragraph, follow:

	Year Ended November 30, 2018
	Percentage Change	Impact of Foreign Currency Exchange	Percentage Change on a Constant Currency Basis
Net sales:
Consumer segment:
Americas	13.4%	0.1%	13.3%
EMEA	6.9%	5.3%	1.6%
Asia/Pacific	11.5%	2.5%	9.0%
Total Consumer	11.9%	1.4%	10.5%
Flavor Solutions segment:
Americas	15.1%	0.1%	15.0%
EMEA	8.6%	2.3%	6.3%
Asia/Pacific	3.9%	2.3%	1.6%
Total Flavor Solutions	12.4%	0.8%	11.6%
Total net sales	12.1%	1.2%	10.9%

Adjusted operating income:
Consumer segment	13.3%	0.9%	12.4%
Flavor Solutions segment	32.3%	—%	32.3%
Total adjusted operating income	18.7%	0.7%	18.0%

	Three Months Ended February 28, 2018
	Percentage Change	Impact of Foreign Currency Exchange	Percentage Change on a Constant Currency Basis
Net sales:
Consumer segment:
Americas	23.2%	0.5%	22.7%
EMEA	15.2%	13.0%	2.2%
Asia/Pacific	13.1%	5.9%	7.2%
Total Consumer	19.6%	4.3%	15.3%
Flavor Solutions segment:
Americas	19.0%	1.3%	17.7%
EMEA	21.6%	9.8%	11.8%
Asia/Pacific	11.9%	6.5%	5.4%
Total Flavor Solutions	18.6%	3.6%	15.0%
Total net sales	19.2%	4.0%	15.2%

Adjusted operating income:
Consumer segment	33.2%	3.0%	30.2%
Flavor Solutions segment	53.8%	3.9%	49.9%
Total adjusted operating income	39.1%	3.2%	35.9%

	Three Months Ended May 31, 2018
	Percentage Change	Impact of Foreign Currency Exchange	Percentage Change on a Constant Currency Basis
Net sales:
Consumer segment:
Americas	22.6%	0.4%	22.2%
EMEA	14.7%	12.3%	2.4%
Asia/Pacific	17.3%	7.6%	9.7%
Total Consumer	20.2%	3.9%	16.3%
Flavor Solutions segment:
Americas	23.0%	0.7%	22.3%
EMEA	11.7%	9.0%	2.7%
Asia/Pacific	6.1%	6.5%	(0.4)%
Total Flavor Solutions	18.6%	3.2%	15.4%
Total net sales	19.5%	3.6%	15.9%

Adjusted operating income:
Consumer segment	41.9%	4.0%	37.9%
Flavor Solutions segment	64.6%	3.2%	61.4%
Total adjusted operating income	49.5%	3.7%	45.8%

	Three Months Ended August 31, 2018
	Percentage Change	Impact of Foreign Currency Exchange	Percentage Change on a Constant Currency Basis
Net sales:
Consumer segment:
Americas	18.1%	(0.1)%	18.2%
EMEA	(0.3)%	0.5%	(0.8)%
Asia/Pacific	8.6%	0.7%	7.9%
Total Consumer	13.3%	0.1%	13.2%
Flavor Solutions segment:
Americas	19.4%	(0.7)%	20.1%
EMEA	5.8%	(0.8)%	6.6%
Asia/Pacific	0.2%	0.8%	(0.6)%
Total Flavor Solutions	14.0%	(0.5)%	14.5%
Total net sales	13.6%	(0.1)%	13.7%

Adjusted operating income:
Consumer segment	9.0%	0.1%	8.9%
Flavor Solutions segment	35.6%	(2.8)%	38.4%
Total adjusted operating income	17.4%	(0.8)%	18.2%

	Three Months Ended November 30, 2018
	Percentage Change	Impact of Foreign Currency Exchange	Percentage Change on a Constant Currency Basis
Net sales:
Consumer segment:
Americas	(0.2)%	(0.2)%	—%
EMEA	(0.1)%	(2.6)%	2.5%
Asia/Pacific	6.1%	(5.8)%	11.9%
Total Consumer	0.4%	(1.2)%	1.6%
Flavor Solutions segment:
Americas	1.3%	(0.8)%	2.1%
EMEA	(1.5)%	(6.8)%	5.3%
Asia/Pacific	(1.2)%	(3.8)%	2.6%
Total Flavor Solutions	0.5%	(2.3)%	2.8%
Total net sales	0.4%	(1.6)%	2.0%

Adjusted operating income:
Consumer segment	(3.6)%	(0.7)%	(2.9)%
Flavor solutions segment	(3.5)%	(1.6)%	(1.9)%
Total adjusted operating income	(3.6)%	(0.9)%	(2.7)%